SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)             February 25, 2003
                                                -------------------------------

                             The CattleSale Company
             (Exact name of registrant as specified in its charter)

     Delaware                        001-07636                74-1605174
----------------------------  -------------------------- -----------------------
(State or Other Jurisdiction   (Commission File Number)  (IRS Employer
 of Incorporation)                                        Identification No.)


  9901 IH-10 West, Suite 800, San Antonio, Texas             78230-2292
---------------------------------------------------- ---------------------------
   (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code               210-558-2898
                                                  -----------------------------

  The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated March 5, 2003 as set forth below.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  The information set forth in Item 7(a) of the required Financial Statements of the Registrant's Current Report on Form 8-K dated March 5, 2003 is hereby amended and restated in its entirety as follows:
                                                                           Page
   The audited combined balance sheets of CattleSale.com Livestock
   Commission Co., LLC and CS Auction Productions Co., LLC as of
   April 30, 2002 and June 30, 2001 and the related combined state-
   ments of operations, cash flows and change in member's deficit for the period from July 1, 2001 through April 30, 2002 and for the years ended June 30, 2001 and 2000.................................. 3

   The unaudited combined balance sheet of CattleSale.com Livestock Commission Co., LLC and CS Auction Productions Co., LLC as of
   December 31, 2002 and the related combined statements of opera-
   tions and cash flows for the eight month periods ended
   December 31, 2002 and the combined statement of operations for the eight month period and the combined statement of cash flows for the nine month period ended December 31, 2001...................... 19

         (b)      Pro Forma Financial Information.

                  The information set forth in Item 7(b) of the required Financial Statements of the Registrant's Current Report on Form 8-K dated March 5, 2003 is hereby amended and restated in its entirety as follows:

   The pro forma condensed statement of operations for the twelve month period ended December 31, 2002 and the pro forma condensed Balance
   Sheet as of December 31, 2002 ......................................... 23

                          Combined Financial Statements



                            CATTLESALE.COM LIVESTOCK
                             COMMISSION CO., LLC AND
                         CS AUCTION PRODUCTIONS CO., LLC

TABLE OF CONTENTS

                                                                      Page No.



INDEPENDENT AUDITORS' REPORT .........................................  5

FINANCIAL STATEMENTS

  Combined Balance Sheets ............................................  6

  Combined Statements of Operations ..................................  7

  Combined Statements of Cash Flows...................................  8

  Combined Statements of Changes in Member's Deficit ................. 10

  Notes to Combined Financial Statements ............................. 11

                          INDEPENDENT AUDITORS' REPORT


To the Member
CattleSale.com Livestock Commission Co., LLC and
CS Auction Productions Co., LLC
Hinsdale, Illinois

We have audited the accompanying combined balance sheets of CattleSale.com Livestock Commission Co., LLC and CS Auction Productions Co., LLC, as of April 30, 2002 and June 30, 2001, and the related combined statements of operations, cash flows and changes in member's deficit for the period from July 1, 2001, through April 30, 2002, and for the years ended June 30, 2001 and 2000. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of CattleSale.com Livestock Commission Co., LLC and CS Auction Productions Co., LLC, as of April 30, 2002 and June 30, 2001, and the results of their operations and their cash flows for the period from July 1, 2001, through April 30, 2002, and for the years ended June 30, 2001 and 2000, in conformity with U.S. generally accepted accounting principles.

The accompanying combined financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note B to the combined financial statements, the member's deficit, lack of financial resources, and the recurring operating losses raise substantial doubt about their ability to continue as a going concern. Management's plans concerning these matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

BALUKOFF, LINDSTROM & Co., P.A.

June 30, 2002

                  CattleSale.com Livestock Commission Co., LLC
                       and CS Auction Productions Co., LLC
                             Combined Balance Sheets
                        April 30, 2002 and June 30, 2001


                                                                        April 30, 2002            June 30, 2001
                                                                      --------------------     --------------------
CURRENT ASSETS
    Cash                                                                          $ 1,263                $       -
    Accounts receivable                                                             1,840                  684,061
                                                                      --------------------     --------------------

                                              TOTAL CURRENT ASSETS                  3,103                  684,061

OTHER ASSETS
    Software costs, net                                                             9,492                   16,273
    Website development costs, net                                                 48,648                   83,397
    Lease deposits                                                                      -                    3,000
                                                                       -------------------     --------------------


                                                                                 $ 61,243                $ 786,731
                                                                      ====================     ====================

CURRENT LIABILITIES
    Deficit in cash                                                                   $ -                $ 571,263
    Accounts payable                                                                  598                  133,476
    Payable to parent                                                             947,829                  611,513
    Current portion of capital leases                                              10,255                   14,580
                                                                      --------------------     --------------------

                                         TOTAL CURRENT LIABILITIES                958,682                1,330,832

LONG-TERM OBLIGATIONS
    Capital lease payables, less current portion                                    8,282                   12,645

MEMBER'S DEFICIT
    Member's deficit                                                             (905,721)                (556,746)
                                                                      --------------------     --------------------
                                                                       -------------------     --------------------

                                                                                 $ 61,243                $ 786,731
                                                                      ====================     ====================

See accompanying notes.

                  CattleSale.com Livestock Commission Co., LLC
                       and CS Auction Productions Co., LLC
                        Combined Statements of Operations
             For the period July 1, 2001 through April 30, 2002 and
                       Years Ended June 30, 2001 and 2000



                                                          July 1, 2001        July 1, 2000          July 1, 1999
                                                            through             through                through
                                                         April 30, 2002       June 30, 2001         June 30, 2000


Revenues                                                    $30,556,862      $69,859,216           $33,757,460
Cost of Goods Sold                                           30,085,361       68,904,424            33,296,958
                                                             ----------       ----------            ----------

Gross Profit                                                    471,501          954,792               460,502

Selling, General and Administrative Expenses                    817,648        1,745,980               938,286
                                                                -------        ---------               -------

Operating Loss                                                 (346,147)        (791,188)             (477,784)

Other Income/(Expense)
 Impairment of assets                                                --       (3,092,596)                   --
 Interest income                                                  2,247            4,204                 4,310
 Interest expense                                                (5,075)         (19,099)              (14,767)
                                                                 -------         --------              --------
                                                                 (2,828)      (3,107,491)              (10,457)
                                                                 -------      -----------              --------

Net Loss                                                      $(348,975)     $(3,898,679)            $(488,241)
                                                              ==========     ============            ==========



See accompanying notes.

                  CattleSale.com Livestock Commission Co., LLC
                       and CS Auction Productions Co., LLC
                        Combined Statements of Cash Flows
           For the Period from July 1, 2001 through April 30, 2002 and
                       Years Ended June 30, 2001 and 2000




                                                              July 1, 2001     July 1, 2000          July 1, 1999
                                                               through          through                through
                                                            April 30, 2002      June 30, 2001         June 30, 2000

Cash Flows from Operating Activities
Net Loss                                                      $(348,975)     $(3,898,679)            $(488,241)
Adjustments to reconcile net loss to net
cash used by operating activities
     Depreciation                                                    --            7,767                15,744
     Amortization                                                41,530          107,986                24,749
      Impairment of assets                                           --        3,092,596                    --
     Changes in assets and liabilities
         Accounts receivable                                    682,221         (437,367)             (246,694)
         Lease deposits                                           3,000             (277)               (2,631)
         Accounts payable                                      (132,878)         (27,716)              160,564
         Payable to parent CattleSale.com., Inc.                     --          174,980               524,346
         Payable to parent AEI Environmental, Inc.              336,316          611,513                    --
--------------------------------------------------------------------------------------------------------------
Net Cash Provided (Used) by Operating Activities                581,214         (369,197)              (12,163)

Cash Flows from Investing Activities
     Purchase of fixed assets                                        --           (3,024)                   --
     Investment in website development costs                         --               --              (122,470)
---------------------------------------------------------------------------------------------------------------
Net Cash Used by Investing Activities                                --           (3,024)             (122,470)

Cash Flows From Financing Activities
     Member equity contributions                                     --               --                15,775
     Proceeds from shareholder note payable                          --               --               105,936
     Payments on shareholder note payable                            --               --              (171,436)
     Payment on capital lease obligation                         (8,688)         (25,404)               (9,959)
---------------------------------------------------------------------------------------------------------------
Net Cash Used by Financing Activities                            (8,688)         (25,404)              (59,684)
                                                                 -------         --------              --------

Net Increase (Decrease) in Cash                                 572,526         (397,625)             (194,317)
Cash (Deficit) at Beginning of Year                            (571,263)        (173,638)               20,679
                                                               ---------        ---------               ------

Cash (Deficit) at End of Period                                  $1,263        $(571,263)            $(173,638)
                                                                 ======        ==========            ==========

Combined Statements of Cash Flows
(continued)


                                                              July 1, 2001     July 1, 2000          July 1, 1999
                                                               through          through                through
                                                            April 30, 2002      June 30, 2001         June 30, 2000

Supplemental disclosures of cash flow information
    Interest paid                                                $5,075          $19,099               $14,767
    Noncash investing and financing activities
        Purchases of equipment with capital leases                   $--              $--              $62,589
        Contribution from AEI Environmental, Inc.                    $--      $3,250,000                    $--
        Creation of goodwill from contribution                       $--      $3,101,793                    $--
        Contribution of receivable from
          CattleSale.com, Inc.                                       $--        $731,534                    $--

See accompanying notes.
                                       9

                  CattleSale.com Livestock Commission Co., LLC
                       and CS Auction Productions Co., LLC
               Combined Statements of Changes in Member's Deficit
           For the Period from July 1, 2001 through April 30, 2002 and
                       Years Ended June 30, 2001 and 2000




Balance at July 1, 1999                                             $(3,153)

Net Loss                                                           (488,241)
                                                                   ---------

Balance at June 30, 2000                                           (491,394)

Distribution of  liabilities to CattleSale.com Inc.                 583,327
Contribution from AEI Environmental, Inc.                         3,250,000
Net Loss                                                         (3,898,679)
                                                                 -----------

Balance at June 30, 2001                                           (556,746)

Net Loss                                                           (348,975)
                                                                   ---------

Balance at April 30, 2002                                         $(905,721)
                                                                  ==========

                CattleSale.com Livestock Commission Co., LLC and
                         CS Auction Productions Co., LLC
                     Notes to Combined Financial Statements
                        April 30, 2002 and June 30, 2001


NOTE A - SIGNIFICANT ACCOUNTING POLICIES

General
CattleSale.com Livestock Commission Co., LLC and CS Auction Productions Co., LLC (collectively "CattleSale" or the "Company") is a licensed and bonded livestock dealer, which operated throughout the western United States. Historically, regional representatives go to sellers' ranches and collect biographical information and photographs of the cattle to be consigned. The description and photographs are posted to the Company's web-site with an asking price in an online catalog. Prospective buyers visit the web site to preview the consignment. Buyers have the option to accept the asking price or place a bid on the cattle. The cattle are sold when either the buyer or the seller accepts the other's offer. All transactions regarding the sale of cattle are recorded in CattleSale.com Livestock Commission Co., LLC and all other operating transactions are recorded in CS Auction Productions Co., LLC.

As of April 30, 2002, there were no operations or regional representatives; however, the Company was negotiating with major new regional representatives and independent agency agreements were subsequently executed. Regional representatives historically are independent contractors retained by the Company and receive a commission for each sale transaction made on behalf of the Company.

Entities
CattleSale.com, Inc. was organized on March 2, 1998 as an "S-Corporation" in accordance with regulations promulgated by the Internal Revenue Service. During 1999, CattleSale.com, Inc. formed two wholly-owned subsidiaries: CattleSale.com Livestock Commission Co., LLC and CS Auction Productions Co., LLC. As more fully described in Note F, AEI Environmental, Inc. ("AEI") acquired certain assets and assumed certain liabilities of the Company on September 22, 2000 pursuant to a "Limited Liability Company Purchase Agreement" dated August 15, 2000. The net assets were acquired for $3,250,000 in cash. The acquired assets included the entire ownership interests in CattleSale.com Livestock Commission Co., LLC and CS Auction Productions Co., LLC. Accordingly, AEI became the sole member of the two subsidiary limited liability corporations as of September 22, 2000.

Reporting Periods and Presentation
The combined financial statements are presented in compliance with the regulatory reporting requirements of the U.S. Securities and Exchange Commission ("SEC"). As more fully described in Note H, the Company has executed a letter of intent to merge with Canal Capital Corporation ("Canal"), an SEC registrant. In accordance with regulatory reporting requirements, Canal must furnish audited financial statements of the Company for a three-year period. AEI's fiscal year ends on June 30. The most recent three-year "period" for the Company includes the fiscal years ended June 30, 2001 and 2000, and the period from July 1, 2001, through April 30, 2002.

Principles of Consolidation
The combined financial statements include the accounts of CattleSale.com Livestock Commission Co., LLC and CS Auction Productions Co., LLC. All significant intercompany accounts and transactions have been eliminated. The financial statements present the assets, liabilities, equity deficit and operations of the Company on a stand-alone basis, exclusive of the accounts of CattleSale.com, Inc., and AEI Environmental, Inc.

Cash and Cash Equivalents
For cash flow reporting purposes, the Company considers highly liquid investments with maturity of three months or less to be cash equivalents. All significant cash deposits are maintained with Columbia River Bank.

Equipment
Equipment, including capitalized equipment acquired by leases, is recorded at cost. Depreciation expense, including the amortization of capital lease assets, is calculated for financial reporting purposes using the straight-line method based on the estimated useful lives of five to seven years.

Goodwill and Other Intangibles
Goodwill consists of the cost associated with the acquisition of CattleSale.com's net assets referred to above, using "push down" accounting as prescribed by SEC Staff Accounting Bulletin No. 54. The Company amortizes goodwill on a straight-line basis over a 40-year period. The provision for amortization for 2001 was $58,150.

Other intangible assets include web-site development costs and software costs. Costs associated with the development of the Company's web-site that meet the criteria in Statement of Position (SOP) 98-1 are capitalized and amortized over three years. Amortization of such development costs was $34,748, $41,699, and $19,335 for the periods ending in 2002, 2001, and 2000, respectively. Software is amortized over an estimated useful life of three years on a straight-line basis. Software amortization was $6,781, $8,137, and $7,161, for the periods ending in 2002, 2001, and 2000, respectively.

In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," the Company reviews long-lived assets and identifiable intangibles to be held and used in the business to determine if impairment exists whenever events and changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. In completing this evaluation, the Company compares the best estimate of future cash flows, excluding interest costs, with the carrying value of the goodwill and intangibles. See Note G.

Significant Customers and Suppliers
The Company has no customers or suppliers whose business with the Company exceeded 10% of total revenues or expenses for any of the periods ended April 30, 2002.

Revenue and Cost Recognition
The Company, under contract with cattle sellers and approved buyers, brokers cattle sales throughout the western United States. The sales transaction consists of two portions: a non-refundable deposit which is paid by the buyer and immediately transferred to the seller at between $30-50 per head of cattle, depending on the type of cattle. The balance of the sale is due when the shipment of the cattle is made. The Company's revenue consists of the sales price of the cattle and the commission earned on the transaction. Cost of sales consists of payments made to the seller for the cattle and the commissions paid to the regional representatives.

Revenue and the related costs of sales are recognized in part when the non-refundable deposit is received from the buyer. The remainder of the revenue and cost of sales is recognized when the transfer of the cattle between the seller and the buyer has occurred.

The Company records revenue at the gross amount received from the buyers. The amounts paid to the sellers and commissions paid to the regional representatives are then recorded as costs of sales and selling costs, respectively. The Company has determined that the following circumstances support this position:

a. The Company acts as a principal in the transaction. The Company enters into a separate contract with the seller and the buyer to purchase and sell the cattle, respectively. According to the terms of the contracts, the Company maintains the right to remove a sale from its web site at any time and reserves the right to refuse a bid at any time.

b. The Company takes title to the cattle during the period in which the cattle are removed from the seller's property but before they are loaded onto the buyer's property.

c. The Company has the risks and rewards of ownership, such as the risk of loss for collection, delivery, or returns.

Credit Risk
The Company grants credit to customers in the cattle industry. The accounting loss incurred if all parties failed entirely to perform on their obligation is equal to the balance outstanding for trade accounts receivable. The Company has not experienced credit losses and has not recorded a bad debt reserve.

Advertising Costs
Advertising costs are charged to operations when incurred. Advertising costs for 2002, 2001, and 2000 were $109,381, $191,708 and $95,151, respectively.

Income Taxes
CattleSale.com, Inc. owned the Company during the portion of the reporting period from July 1, 1999 through September 21, 2000. As an "S" Corporation, all income taxes are the responsibility of the individual shareholders. Accordingly, the Company recorded no income taxes for the aforementioned period. AEI has not allocated income tax benefit or expense to the Company for the periods subsequent to September 21, 2000. All tax benefits and expenses are maintained at AEI.

Use of Estimates
Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and reported revenues and expenses. Significant estimates used in preparing the combined financial statements include those assumed in determining the future cash flows associated with long-lived asset impairment calculations. It is at least reasonably possible that the significant estimates used will change within the next year. Actual results could differ from those estimates.

Recently Issued Accounting Statements
In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" and No. 142, "Goodwill and Other Intangible Assets." SFAS 141 requires business combinations to be accounted for by the purchase method starting July 1, 2001. SFAS 142 requires intangible assets to be amortized over their useful life if determinable. Intangible assets with indeterminable lives (such as goodwill) are no longer subject to amortization; rather they are subject to impairment by applying a fair-value-based test. SFAS 142 is generally effective for fiscal years beginning after December 15, 2001. However, the non-amortization provisions regarding goodwill are effective immediately.

In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." SFAS 143 requires the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred. SFAS 143 will be effective for years beginning after June 15, 2002, although earlier adoption is permitted.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS 144 slightly changes and clarifies the accounting for long-lived assets. SFAS 144 will be effective for years beginning after December 15, 2001, although earlier adoption is permitted.

The Company believes that the adoption of these accounting standards will not have any material effect on the combined financial statements of the Company.


NOTE B - GOING CONCERN

The Company incurred a net loss of $348,975 during the period July 1, 2001 through April 30, 2002, and incurred net losses of $3,898,679 and $488,241 for the years ended June 30, 2002 and 2001, respectively. As of April 30, 2002, the Company had a working capital deficiency of $955,579 and member's deficit of $905,721. In light of current results of operations and cash flow, the Company is dependent upon the proposed merger with Canal and an associated private placement by AEI discussed in Note H to satisfy its cash operating needs.

Management believes proceeds from the equity offering would provide the Company sufficient capital to meet its working capital requirements and to further develop a state of the art e-commerce portal.

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. While the Company and AEI are expending their best efforts to consummate the aforementioned equity offering, there can be no assurance that they will be successful in this regard. The losses and deficits referred to above raise substantial doubt about the Company's ability to continue as a going concern. The combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.


NOTE C - LEASES

The Company acquired various furniture, equipment, and software under capital leases. Amortization expense for these fixed assets and software is included in depreciation expense. Information for capital leased asset cost and related accumulated amortization is as follows at April 30, 2002:

                                                               Accumulated
                                            Cost              Amortization

Furniture and fixtures                   $ 21,825                 $21,825
Software                                   13,790                  13,790
                                           ------                  ------
                                          $35,615                 $35,615
                                          =======                 =======


NOTE D - CAPITAL LEASE OBLIGATIONS

A summary of the capital lease obligations at April 30, 2002 and June 30, 2001 is as follows:

                                                                April 30, 2000           June 30, 2001

Capital lease for accounting software package,
bearing interest at 31.32%, payable in monthly installments
of $574 through September 2002, currently in default.               $5,081                 $7,219


Capital lease for phone equipment, bearing interest at
36.996%, payable in monthly installments of $260
through August 2002 currently in default.                            1,639                  3,004


Capital lease for computer equipment, bearing interest at
45.146%, payable in monthly installments of $497 through
March 2005, currently in default.                                   10,919                 11,865

Capital lease for computer equipment, bearing interest at
28.07%, payable in monthly installments of $92 through
May 2002, currently in default.                                        898                    898

Capital lease for office equipment, bearing interest at
48.327%, payable in monthly installments of $407
through July 2002, currently in default.                               --                   4,239
                                                                 ---------                   -----
                                                                     18,537                 27,225
Less current portion                                                 10,255                 14,580
                                                                     ------                 ------
                                                                     $8,282                $12,645
                                                                     ======                =======


Maturities on the capital lease obligations for each of the next three years at April 30, 2002 are as follows:

           2003                                                    $15,535
           2004                                                      5,965
           2005                                                      5,965
                                                                     ------
                                                                    27,465
     Less amount representing interest                               8,928
                                                                   ---------
     Present value of net minimum lease payments                   $18,537
                                                                    =======


NOTE E - RELATED PARTY TRANSACTIONS

Two of the Company's owners/directors also are qualified buyers and sellers who use the Company's web site to purchase and/or sell cattle. Transactions with related parties are as follows:

Year ended June 30, 2000:
         Bill Freeman, former shareholder in Cattlesale.com,
         Inc. and former officer and director of AEI:
                  Revenue from sales as a buyer                     $ 225,505
                  Cost of sales as seller                           2,986,785

         Neal Kottke, former shareholder in Cattlesale.com,
         Inc. and former director of AEI:
                  Revenue from sales as a buyer                     $ 130,233
                  Cost of sales as a seller                           381,185

Year ended June 30, 2001:
         Bill Freeman, former shareholder in CattleSale.com, Inc. and former officer and director of AEI:
                  Revenue from sales as a buyer                   $ 6,803,429
                  Cost of sales as seller                           3,033,974

         Neal Kottke, former shareholder in CattleSale.com,
         Inc. and former director of AEI:
                  Revenue from sales as a buyer                     $ 145,452
                  Cost of sales as a seller                         1,845,546


Period ended April 30, 2002:
          Bill Freeman, former shareholder in CattleSale.com, Inc. and former officer and director of AEI:
                   Revenue from sales as a buyer                    $ 336,718
                   Cost of sales as seller                            266,398

          Neal Kottke, former shareholder in CattleSale.com,
          Inc. and former director of AEI:.
                   Revenue from sales as a buyer                    $      -
                   Cost of sales as a seller                         627,080

Bill Freeman and Neal Kottke resigned as directors of AEI during the period ended April 30, 2002.

AEI has pledged its investment in the ownership interest in the Company as collateral on certain AEI debt.


NOTE F - CHANGE IN MEMBER

As discussed in Note A, the original member of the Company was CattleSale.com, Inc. On September 22, 2000, AEI purchased the ownership interests of the Company. Consideration given by AEI consisted of $3,250,000 of cash paid directly to CattleSale.com, Inc. Since the cash payment was not accounted for in the bank accounts of the Company, the activity is recorded as a noncash transaction for the statement of cash flows. The cash payment to CattleSale.com, Inc. has been presented as a contribution in the statement of changes in member's deficit. CattleSale.com, Inc. retained certain assets and liabilities of the Company as a result of the sale.

The member's deficit balance for CattleSale.com, Inc. was $583,327 as of September 22, 2000. CattleSale.com, Inc. had a receivable from the Company of approximately $732,000 on September 22, 2000. CattleSale.com, Inc. contributed the receivable to the Company resulting in $148,207 of member equity prior to the AEI contribution.

The total value of the Company was $3,250,000 based on the purchase price paid by AEI. The Company determined the fair value of existing assets at the time of the change in ownership approximated the carrying amount of $148,207. The excess purchase price of $3,101,793 was assigned to goodwill.


NOTE G - IMPAIRMENT LOSS

At June 30, 2001, the Company evaluated, in accordance with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," whether there had been an impairment of any long-lived assets as a result of changes in circumstances and the significant operating losses incurred for the year. The evaluation determined that an impairment existed with respect to certain long-lived assets of the Company and, accordingly, the unamortized carrying amounts of these assets were written down to their estimated discounted cash flow, resulting in the following impairment loss for the year ended June 30, 2001:

                  Goodwill                           $3,043,643
                  Equipment                              48,953
                                                      ----------
                                                     $3,092,596


NOTE H - PROPOSED MERGER WITH CANAL CAPITAL CORPORATION

On April 26, 2002, AEI Environmental, Inc. entered into a letter of intent with Canal Capital Corp. Under the terms of the letter of intent, Canal Capital Corp. will purchase the Company free of all liens, claims and encumbrances for a purchase price of $1,200,000. The purchase price will also include shares of a series of preferred stock of the Canal Capital Corp., as outlined in the letter of intent, and shares of common stock of Canal Capital Corp., representing seventy percent of the outstanding common stock of Canal Capital Corp. on a fully diluted basis. The letter of intent provides for a concurrent private placement of $2,500,000 of common or preferred stock of Canal Capital Corp. AEI Environmental, Inc. is responsible for arranging the private placement. The $1,200,000 purchase price discussed above is to be paid out of proceeds of the private placement.

                  Cattlesale.com Livestock Commissions Co., LLC
                       and CS Auction Productions Co., LLC
                             Combined Balance Sheet
                                   (Unaudited)

                                December 31, 2002

ASSETS
Current assets
  Cash, including certificate of deposit of $25,371                $74,889
  Accounts receivable                                                3,925
  Prepaid expenses                                                   3,427
                                                                     -----

Total current assets                                                82,241

Other assets
   Computer equipment                                               11,833
   Software costs                                                   30,093
   Website development costs                                       125,096
                                                                   -------
                                                                   167,022
Accumulated depreciation                                          (120,823)
                                                                  ---------
                                                                    46,199

Total Assets                                                      $128,440
                                                                  ========

LIABILITIES AND MEMBER'S DEFICIT
Current liabilities
   Accounts payable                                                $14,507
   Accrued expenses and deposits                                     8,702
   Payable to parent company                                     1,452,801
                                                                 ---------
Total current liabilities                                        1,476,010

 Member's deficit                                               (1,347,570)
                                                                -----------

Total Liabilities and Member's Deficit                            $128,440
                                                                  ========

                  Cattlesale.com Livestock Commissions Co., LLC
                       and CS Auction Productions Co., LLC
                        Combined Statements Of Operations
                                   (Unaudited)


                                                             Eight Months  Ended December 31,
                                                                2002                  2001


Revenues                                                     $4,786,088           $40,599,107
Cost of goods sold                                            4,702,299            39,967,081
                                                              ---------            ----------

Gross Profit                                                     83,789               632,026

Selling, general and administrative
 expenses                                                       532,779             1,159,639
                                                                -------             ---------

Operating profit (loss)                                        (448,990)             (527,613)

Other income (expense)
   Interest income                                                 (371)               (1,405)
   Interest expense                                               5,057                 8,362
   Gain on settlement of capital leases                         (11,827)                 (698)
                                                                --------              --------

Net Loss                                                      $(441,849)            $(533,872)
                                                              ==========            ==========

                  Cattlesale.com Livestock Commissions Co., LLC
                       and CS Auction Productions Co., LLC
                        Combined Statements of Cash Flows
                                   (Unaudited)

                                                            Eight Months            Nine Months
                                                             Ended                   Ended
                                                       December 31, 2002        December 31, 2001 (A)

Cash Flows from Operating Activities:
   Net loss                                                   $(441,849)          $(3,638,152)
   Adjustments to reconcile net loss to
   net cash used in operating activities:
   Provision for depreciation and amortization                   29,977                59,892
   Gain on settlement of capital leases                         (11,827)                 (698)
   Impairment of assets                                              --             3,092,596
   Change in accounts receivable                                 (2,085)              223,941
   Change in prepaid expenses                                    (3,947)               (8,414)
   Change in deficit in cash                                         --              (659,835)
   Change in accounts payable                                    13,909               743,939
   Change in accrued expenses and deposits                        8,702                    --
                                                                 ------           -----------
           Total adjustments                                     34,729             3,451,421
                                                                 ------             ---------
      Net cash used in operating activities                    (407,120)             (186,731)

Cash Flows from Investing Activities:
   Purchase of equipment and software                           (17,516)                   --
                                                               ---------                   --
     Net cash used in investing activities                      (17,516)                   --

Cash Flows from Financing Activities:
   AEI Environmental, Inc. funding (B)                          504,972               375,008
   Payments on capital leases                                    (6,710)               (9,219)
                                                                --------               -------
      Net cash provided from
         financing activities                                   498,262               365,789
                                                                -------               -------

Net Increase in Cash and Cash Equivalents                        73,626               179,058

Cash and Cash Equivalents at beginning of period                  1,263                 3,594
                                                                 ------                 -----

CASH AND CASH EQUIVALENTS AT
           END OF PERIOD                                        $74,889              $182,652
                                                               ========              ========

(A) A combined balance sheet as of April 30, 2001 is not readily available; accordingly, the combined statement of cash flows for the eight months ended December 31, 2001 cannot be determined without unreasonable effort or expense.

Combined Statements of Cash Flows
Continued

(B) On May 1, 2002, the Company began accounting for the cash received from AEI Environmental, Inc. as a financing activity. While this was previously accounted for as an operating activity, for purposes of these comparative financial statements, the cash received from AEI Environmental, Inc. for the period ended December 31, 2001 has been reclassified as a financing activity.

Pro Forma Financial Information (Unaudited)

         The accompanying unaudited condensed pro forma balance sheet and condensed statement of operations of the Company for the year ended December 31, 2002 give effect to the acquisition of the Interests as if it had occurred on January 1, 2002. The pro forma condensed statement of operations also gives effect to the deconsolidation of the Company's German subsidiary as if it had occurred on December 31, 2001.

         The pro forma financial information is not necessarily indicative of the operating results that would have occurred had the acquisition of the Interests been consummated as of January 1, 2002, nor is the information necessarily indicative of future operating results.

                     The CattleSale Company and Subsidiaries
                        Pro Forma Combined Balance Sheet
                                   (Unaudited)
                                December 31, 2002
                                 ($'s in 000's)

                                                      As Reported       CattleSale      Adjustments     Pro Forma
Current Assets
  Cash, including certificate of deposit of $25           $1,344               $75                      $1,419
  Investment in limited partnership                            6                --                           6
  Accounts receivable, net                                   213                 4                         217
  Prepaid expenses and other current assets                  139                 3                         142
                                                             -------------------------------------------------
Total current assets                                       1,702                82                       1,784

Other Assets
  Goodwill                                                    --                --            400 (5)      400
  Fixed assets, net                                           14                46             90 (5)
                                                                                              (30) (6)     120
  Other assets                                               110                --             --          110
                                                             -------------------------------------------------
                                                             124                46            460          630

Total assets                                              $1,826              $128           $460       $2,414
                                                           =====              ====           ====       ======

Current Liabilities
  Accounts payable                                           $88               $14                        $102
  Accrued expenses and deposits                              207                 9                         216
  Payable to parent company                                   --             1,453         (1,453) (4)     --
                                                              ------------------------------------------------
Total current liabilities                                    295             1,476         (1,453)         318

Deferred rent                                                 36                --             --           36
Deferred federal income tax                                  400                --             --          400

Stockholder's equity
Preferred stock Series A. Shares Authorized 500,000;
 250,000 shares issued and outstanding
      (liquidation preference $2,500,000)                     --                --          2,500 (7)    2,500
Preferred stock Series B.  Shares Authorized
 4,000,000; 2,450,000 shares issued and outstanding
       (liquidation preference $24,500,000)                   --                --            454 (5)
                                                                                            4,889 (7)    5,343
 Successor Common stock of $0.01 par value.  Shares
  Authorized 50,000,000; shares issued and
  Outstanding 9,984,726 pre-closing and
     19,577,894 at closing                                   100                --             96 (5)      196
Paid in capital                                            7,389                --         (7,389) (7)       0
Accumulated deficit                                       (6,394)           (1,348)         1,453 (4)
                                                                                              (60) (5)
                                                                                              (30) (6)  (6,379)
Total stockholder's equity                                 1,095            (1,348)         1,913        1,660
                                                           ---------------------------------------------------

  Total liabilities and stockholder's equity              $1,826              $128           $460       $2,414
                                                          ======              ====           ====       ======

                                       24

                     The CattleSale Company and Subsidiaries
                        Pro Forma Statement of Operations
                      For the year ended December 31, 2002
                                   (unaudited)
                                 ($'s in 000's)


                                                                                                   Total              Pro
                                                               As Reported     CattleSale (3)   Adjustments          Forma
                                                               -----------     --------------   ------------         -----
Pro Forma Revenue                                                   --            5,847              --              5,847
Operating costs and expenses
Costs of sales                                                      --            5,747                              5,747
Selling, general and administrative                              1,387              580            30 (6)
                                                                                                 (169) (8)           1,828
Trust expense                                                      532                                                 532
Impairment of assets                                               349                                                 349
Restructuring costs                                                 15            _____                                 15
                                                                    --                           ----                -----
Total operating cost and expenses                                2,283            6,327          (139)               8,471
                                                                 -----            -----            --                -----

Operating income (loss)                                         (2,283)            (480)         (139)              (2,624)

Non-operating income (expense):
Interest income                                                     25                2                                 27
Interest expense                                                    --               (5)                                (5)
Equity in loss of limited partnership                              (42)                                                (42)
Other, net                                                        (226)              12           312 (8)               98

Income (loss) before income taxes and
   Extraordinary credits and cumulative effect of
   change in accounting principle                               (2,526)            (471)          451               (2,546)
Income taxes (benefit)                                              --               --                                --
Income (loss) before extraordinary credits and
   Cumulative effect of change in accounting principle          (2,526)            (471)          451               (2,546)

Extraordinary credits:
Deconsolidation of company subsidiary                            3,165                         (3,165) (1)              --
Impairment  of  reorganization  value in excess of amounts
   allocable to identifiable assets                             (1,941)                         1,941  (1)              --
Cumulative effect of change in accounting principle               (988)                           988  (1)              --
Net income (loss)                                              $(2,290)         $  (471)         (215) (1)          (2,546)
                                                              ========          ========         =========          =======

Cumulative dividend on preferred stock                                                           (675)                (675)
Net loss available to common shareholders                      $(2,290)          $ (471)        $(460)             $(3,221)
                                                               =======           =======         ======             =======

Net income (loss) per common share                               $(.12)           $(.02)        $(.02)               $(.16)
                                                                 ======           ======        =====               ======


Average common shares outstanding:
        Basic and Fully Diluted (2)                         19,577,894

    Notes to the Pro Forma Combined Balance Sheet and Statement of Operations




(1) Assumes extraordinary items and change in accounting principle occurred on December 31, 2001.
(2) On February 25, 2003, the date of the acquisition of the Interests, 9,593,168 additional shares of Common Stock were issued to the seller representing 49% of the outstanding shares.
(3) The Subsidiaries suspended their operations during the period of February through June 2002 in order to implement necessary operational changes and efficiencies.
(4) As part of the Acquisition Agreement, the Company did not assume this liability.
(5) The estimated purchase price and preliminary adjustments to historical book value of the CattleSale transaction are as follows:

     Purchase Price:
        Estimated value of common and preferred stock issued         $550
        Book value of net assets acquired                             (60)
                                                                      ----
        Purchase price in excess of net assets acquired              $490
                                                                     ====

     Preliminary allocation of purchase price in excess of net
     assets acquired:
        Increase in other assets to estimated fair value              $90
        Estimated goodwill                                            400
                                                                      ---
                                                                     $490
                                                                     ====

    The Purchase Price consisted of the issuance of 9,593,168 shares of Common Stock and 1,323,000 shares of convertible preferred stock, Series B.
(6) Depreciation expense on other assets.
(7) Represents the dividend of 250,000 shares of Preferred Stock Series A and 1,127,000 shares of Preferred Stock Series B.
(8) Assumes deconsolidation of the Company's German subsidiary occurred on December 31, 2001.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 The CattleSale Company
                                                     (Registrant)
Date:  April 25, 2003

                                                  By:  /s/ Phillip P. Krumb
                                                  -----------------------------
                                                        Phillip P. Krumb
                                                        Chief Financial Officer